Exhibit 99.1

INVESTOR PRESENTATION JUNE 2025

DISCLAIMER This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the “Business Combination”) among Metroplex Trading Company LLC (“GrabAGun”), Colombier Acquisition Corp. II (“Colombier II”) and GrabAGun Digital Holdings Inc. (“Pubco”). The information contained in this Presentation should be treated in a confidential manner and may not be reproduced or used in whole or in part for any other purposes, nor may it be disclosed or otherwise made available to any third party. The provision of this Presentation shall not be taken as any form of commitment on the part of GrabAGun, Colombier II or Pubco to proceed with any negotiations of the Business Combination or any other transaction, and each of GrabAGun, Colombier II and Pubco reserve the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason. No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither GrabAGun, Colombier II, Pubco nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, it errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of GrabAGun, Colombier II, Pubco or the Business Combination. Viewers of this Presentation should each make their own evaluation of GrabAGun, Colombier II, Pubco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs. Forward - Looking Statements This Presentation contains certain forward - looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results orstrategies regarding GrabAGun and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, the products and services offered by GrabAGun and the markets in which it operates, planned products and services, business strategy and plans, objectives of management for future operations of the Company ,market size and growth opportunities, competitive position and technological and market trends, are forward - looking statements. These forward - looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this document ,including, but not limited to the following risks: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Colombier II’s securities; (ii) the risk that the Business Combination may not be completed by Colombier II’s business combination deadline; (iii) the failure by the parties to satisfy the conditions to the consummation of the Business Combination; (iv) the inability of GrabAGun to maintain any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses; (v) Pubco may fail to obtain or maintain the listing of its securities on the New York Stock Exchange; (vi) costs related to the Business Combination; (vii) changes in business, market, financial, political and legal conditions; (viii) risks relating to GrabAGun’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between GrabAGun and its employees; (ix) GrabAGun’s ability to successfully collaborate with business partners; (x) demand for GrabAGun’s current and future offerings; (xi) risks related to increased competition; (xii) risks relating to potential disruption in the transportation and shipping infrastructure; (xiii) risks that GrabAGun is unable to secure or protect its intellectual property; (xiv) risks of product liability or regulatory lawsuits relating to GrabAGun’s products and services; (xv) risks that post - closing of the Business Combination, Pubco experiences difficulties managing its growth and expanding operations; (xvi) the outcome of any legal proceedings that may be instituted against GrabAGun, Colombier II, Pubco or others following announcement of the proposed Business Combination; (xvii) the ability of GrabAGun to execute its business model; (xviii) technological improvements by GrabAGun’s peers and competitors; (xix)and those risk factors discussed in documents of Pubco and Colombier II filed, or to be filed, with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Colombier II’s Annual Reports on Form 10 - K, the registration statement on Form S - 4 and proxy statement/prospectus that has been filed by Pubco, and other documents filed by Colombier II and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and GrabAGun and Colombier II assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. None of GrabAGun, Colombier II or Pubco gives any assurance that any of GrabAGun, Colombier II or Pubco will achieve its expectations. Industry and Market Data In this Presentation, GrabAGun, Colombier II and Pubco rely on and refer to certain information and statistics regarding the markets and industries in which GrabAGun competes. Such information and statistics are based on GrabAGun’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings. While GrabAGun believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. None of GrabAGun, Colombier II or Pubco has independently verified the accuracy or completeness of the information provided by the third - party sources. Each of Colombier II, GrabAGun and Pubco expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. 02

DISCLAIMER (CONT’D) Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and GrabAGun’s, Colombier II’s and Pubco’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but GrabAGun, Colombier II and Pubco will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of GrabAGun, Colombier II, Pubco or any of their respective affiliates . No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense . Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and certain ratios and other metrics derived therefrom . Note that other companies may calculate these non - GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies . Further, these non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing GrabAGun’s financial results . Therefore, these measures, and other measures that are calculated using such non - GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that Colombier II’s, Pubco and GrabAGun’s presentation of these measures may not be comparable to similarly titled measures used by other companies . Colombier II, Pubco and GrabAGun believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to GrabAGun’s financial condition and results of operations . Colombier II, Pubco and GrabAGun believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in GrabAGun, and in comparing GrabAGun’s financial measures with those of other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures . Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what GrabAGun believes are the most directly comparable measure evaluated in accordance with GAAP . Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . The presentation of such non - GAAP measures, which may include adjustments to exclude unusual or non - recurring items, should not be construed as an inference that GrabAGun’s future results and cash flows will be unaffected by other unusual or nonrecurring items . We expect the variability of these items could have a significant impact on our reported GAAP financial results . Participants in Solicitation GrabAGun, Colombier II and Pubco and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Colombier II’s shareholders in connection with the Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests of Colombier II’s directors and officers in the Business Combination in Colombier II’s filings with the SEC, including Colombier II’s IPO S - 1 . To the extent that holdings of Colombier II’s securities have changed from the amounts reported in Colombier II’s IPO Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Colombier II’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form S - 4 for the Business Combination, which has been filed by Pubco with the SEC . Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination . Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about GrabAGun, Colombier II and Pubco through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC that are referred to herein can be obtained free of charge by directing a written request to Colombier Acquisition Corp . II at 214 Brazilian Avenue, Suite 200 - J, Palm Beach, FL 33480 , Telephone No .: (561) 805 - 3588 . 03

MARC NEMATI CEO INTRODUCTION 04 OMEED MALIK CEO DONALD TRUMP JR. PARTNER DIRECTOR 1. Assumes none of Colombier’s public holders exercise redemption rights to receive cash from the trust account TRANSACTION HIGHLIGHTS Overview Colombier Acquisition Corp II (NYSE: CLBR), a special purpose acquisition corporation, with over $170 million cash in trust, intends to publicly list GrabAGun on the NYSE via business combination transaction Transaction Consideration $150 million valuation, with a 2:1 mix of common stock and cash with CLBR shares valued at $10.00 per share Represents an attractive valuation for a growth business and sector consolidation platform that is already cash flow positive Capital Structure GrabAGun will receive up to $120 million in gross cash proceeds to the balance sheet to support future growth and strategic acquisitions in the 2A sector Pro Forma Ownership 1 GrabAGun existing shareholders are rolling 2/3rds of their equity in the transaction; Colombier public shareholders will own a majority of equity in the pro forma business CLBR sponsor shares and all GrabAGun existing shareholder shares are subject to lock - up restrictions, and GrabAGun management will continue to lead the business

Our access to earned media brings massive attention to our transactions, resulting in sales and investment from aligned customers and investors 05

THE SECOND AMENDMENT IS IN OUR BLOOD We believe that it is our American duty to help everyone, from first - time buyers to long - time enthusiasts, understand and legally secure their firearms and accessories That’s why our arsenal is fully - packed, consistently refreshed, and always loaded with high - quality, affordable firearms and accessories WE DISCOVERED A GAP We no longer shop the way we used to and the retail firearms market needed a change. We believe people should be able to use their computers, phones, and tablets to shop for firearms the same way they purchase everything else. As experts in technology and fellow firearm enthusiasts, we believe we’re the right people for the job WE SELL’EM, YOU SHOOT’EM These words have resonated with us since the beginning. Today, we provide customers with the online retail experience they deserve and the customer support they expect Our mission is to provide customers with a wide variety of the highest quality firearms and accessories at the lowest prices . Our unique ability to leverage software to increase speed to market and reduce costs allows us to pass along savings and efficiencies to customers “A well regulated Militia, being necessary to the security of a free State, the right of the people to keep and bear Arms, shall not be infringed" WE ARE DEFENDERS WE ARE SPORTSMEN WE ARE OUTDOORSMEN 06

Millennials and Gen Z (18 - 44) are and tech - forward experiences Regulatory and inventory challenges stymie smaller competitors, creating opportunities for tech - enabled platforms to scale Deep relationships with manufacturers and distributors require years to cultivate, creating barriers to entry Majority of scaled digital offerings rely on user - generated listings with inconsistent pricing and inventory, which frustrates customers THE OPPORTUNITY MARKET DYNAMICS Traditional firearms retailers fail to attract younger buyers as they tend to prefer mobile 07 18 to 44 61% 23% 16% 45 to 59 60+ Buyer Mix by Age Cohort 2019 - 2021 Firearms U.S. Retail Addressable Market ~$25.3B 2 now shaping the future of firearms retail, already representing 37%+ of firearm owners and growing 1 3 5 - Year U.S. Firearms Retail Revenue Growth 2019 - 2024: 48% 2 Limited competition due to major players exiting or not participating in the market (e.g., Walmart, 5 Dick's Sporting Goods, Amazon) 1. Gun ownership ages 18 - 29 plus 30 - 44 from Jan 2019 - Apr 2021, Annals of Internal Medicine “Results from the 2021 National Firearms Survey” 2. Company management and U.S. Firearms and Ammunition Retail Total Addressable market plus digital firearms and ammunition retail total addressable market per IBISWORLD reports from September 2024 and October 2024. 3. Annals of Internal Medicine “Results from the 2021 National Firearms Survey” 4. Garrison Everest, "How to Attract the Millennial Gun Buyer” 5. WSJ "Walmart Pulls Guns, Ammo Displays in U.S. Stores, Citing Civil Unrest" 10/29/2020; USA Today "Dick's Sporting Goods to eliminate gun, hunting departments in 440 stores" 3/10/2020; Amazon Terms of Service 4 44% 35% 21% 18 to 44 45 to 59 60+ MILLENNIAL AND GEN Z COHORT IS THE LARGEST GROWING GROUP OF NEW AND REPEAT BUYERS First - Time Buyers Repeat Buyers

08 THE PROBLEM Americans’ Second Amendment Rights Are Under Attack We now must also fight to defend our Second Amendment rights These groups tried this same playbook to limit Americans’ First Amendment rights, and a group of companies rose up to fight back The Supreme Court has upheld Americans' constitutional right to buy and own firearms, so the failed opposition have transitioned to new attacks on us — by weaponizing the corporate world 2A SECTOR HAS BEEN STYMIED BY ‘WOKE’ CAPITAL CONSTRAINTS FORCED UPON INVESTORS COMPANIES CANNOT REACH TARGET CUSTOMERS DUE TO ADVERTISING BANS AND CANCELLATION BY LEGACY MEDIA AND BIG TECH SOFTWARE COMPANIES DEPLATFORM 2A COMPANIES, STUNTING THEIR CAPABILITES AND GROWTH AND WORSENING THE CONSUMER EXPERIENCE LEVERAGE IS CONSTRAINED IN THE SECTOR BECAUSE OF ‘WOKE’ FINANCIAL INSTITUTIONS REFUSING TO LEND TO THE SECTOR

THE SOLUTION Our platform is built for the next generation of firearms enthusiasts and sportsmen; on a premier proprietary tech stack for the 2A sector that supports demand prediction, procurement, and regulatory compliance; on deep relationships and direct integration into the systems of America’s firearms manufacturers and distributors; and on over a decade of customer trust. With our partnership with Colombier and their expertise in growing digital marketplaces, we believe we can fuel a revolution in firearms purchases for the next generation of defenders, sportsmen and enthusiasts. 09 FY24 Revenue (3) $93.1M (3) FY24 EBITD A $4.7M LTM Avg Order Value (2) $417 Growth Over Industry (4) +2100bps 1. As of 5/30/2025 2. For the 12 month period ended 3/31/2025 3. For a reconciliation of adjusted EBITDA to the equivalent GAAP financial measure, see selected unaudited historical measures on slide 27 4. Net difference between GrabAGun revenue growth of +11% between 12 months ended 2022 (unaudited) and 2024 per Company financials vs the equal - weighted average growth of public firearms peer group of Olin's Winchester Subsidiary, Smith & Wesson, Sturm Ruger, Vista Outdoor's former Kinetic Group subsidiary, and Ammo Inc's GunBroker subsidiary between 12 months ended FY 2024 and ended the latest available publicly available reported period of approximately - 10% Registered Accounts (1) ~1.3M Monthly Transactions (2) ~21K Active SKUs (1) ~78,000 Pickup Locations (1) ~42,000

RESULTS: ALREADY DELIVERED Overall U.S. Firearms Market - 11.0% - 20.0% 10 (1) # NICS (6) Background Checks 2 - Year Growth Post - 2022 Revenue Growth (2 - Year) +11.0% +5.0% - 4.0% - 10.0% - 20.0% (2) (3) (2) (4) (5) 1. For the 12 month period ended 12/31/24 vs (unaudited) 12/31/22, as provided by GrabAGun 2. For the 12 month period ended 12/31/24 vs 12/31/22 for Olin’s subsidiary Winchester and Ruger, as provided by Olin’s and Rugers’s public filings 3. For the 12 month period ended 1/31/25 vs 1/31/23 as provided by Smith & Wesson’s public filings 4. For the 12 month period ended 9/30/24 vs 12/31/22 for Vista Outdoor’s former subsidiary The Kinetic Group , as provided by Vista Outdoor’s public filings 5. Ammo Inc. marketplace subsidiary financial performance for the 12 month period ended 12/31/22 vs 6/30/2024, as provided by Ammo Inc’s Public filings 6. FBI National Instant Criminal Background Check System (NICS). For the 12 month period ended 12/31/2024

INVESTMENT HIGHLIGHTS Procurement platform and supplier integrations provides pricing, as well as inventory optimization edge High impact customer outreach marketing capabilities, amplified by Colombier’s unique media position Cash flow generative business expected to benefit from scale efficiencies as top line grows Foundation to become the premier consolidator of the 2A sector 11 GrabAGun is positioned to be a leading U.S. mobile - focused firearms retail platform for the next generation of buyers Millenial and Gen Z firearms buyers are primed to disrupt the firearms market with digital, mobile - first retail preferences Customer journey is supported with robust catalog, flexible payment and delivery options, and U.S. - based customer service Proprietary tech stack, including AI - driven listings, demand prediction, and automated procurement systems

PREMIER USER EXPERIENCE FOR THE NEXT GENERATION OF FIREARMS BUYERS 12 Mobile - Friendly UI Design Tailored for Millennials & Gen Z Ensures Seamless Navigation & Engagement Of Total Revenue Monthly Page Views 13.4M 73.1% Of Total Sessions Bounce Rate 23.4% 62.3% Conversion Rate 0.96% Avg Session Duration (2) 5:50 1. For 12 month period ended 3/31/2025 2. Active users Exceptional User Engagement (1) Mobile - First Focus (1) 65.1% Of Transactions

FOCUSED ON THE CUSTOMER JOURNEY Customers can create an account for streamlined future checkouts Simplified checkout with or without a registered account Our FFL platform handles regulations and compliance, including transfer paperwork and background checks HASSLE - FREE CHECKOUT Checkout flow optimized for mobile - first habits of younger shoppers PAYMENTS & SHOOT NOW PAY LATER Powered by PublicSquare Payments, our un - cancelable payment stack ensures a seamless transaction experience unaffected by “woke” challenges faced by competitors UNPARALLELED SUPPORT Dedicated team of 10 U.S. - based customer service reps with AI augmented capabilities available via phone or online chat to resolve any order related issues 13 SELECT YOUR GUN CHOOSE YOUR FFL PICKUP LOCATION PAY ONLINE SHOOT NOW! Centralized, automated SKU generation and maintenance eliminates frustrating duplicate SKUs “Shoot Now Pay Later” consumer financing from PublicSquare/ Credova supports millions in sales annually (2) ~71% of all orders ship to pickup sites in two business days and ~97% within five ( , 3) with automated shipment tracking sent to buyer 1. As of 5/30/2025 2. During 2024 and 2023, Credova Financed Transactions represented approximately 4% of GrabAGun's total sales transactions, generating approximately 8% of GrabAGun's total revenues. 3. For the 12 month period ended 3/31/2025 MASSIVE CATALOG Customers can find over ~78,000 (1) active SKUs, making GrabAGun a one - stop shop SHIPPING & PICKUP Relationships with over ~42,000 FFL (1) pickup sites nationwide

PROPRIETARY TECH STACK FOR THE 2A SECTOR Competitor pricing analytics and Product Margin Optimization (PMO) algorithms Automated price reductions for clearance and margin enhancement Near real - time distributor cost and quantity updates Automated buying algorithms optimizing for inventory forecasting, cost, availability, and shipping speed Direct system integration with 13 distributors, providing access to 2,000+ manufacturers Automated bulk discount handling and inventory replenishment Personalized shopping with demand prediction and suggestion engine Automated email alerts to customers for high demand restocks and low - cost opportunities Proprietary eGunbook Platform manages GrabAGun’s logistics and compliance with 42,000+ FFL pickup locations Triple - check firearm compliance system ensures close to 100% accuracy in shipping 14 DYNAMIC INVENTORY & ORDER MANAGEMENT AI - POWERED PRICING & DEMAND PREDICTION FFL PARTNERS COMPLIANCE & DISTRIBUTION PLATFORM PERSONALIZED CUSTOMER - CENTRIC FEATURES SEAMLESS SUPPLY CHAIN MANAGEMENT

Warehouse Retailers Manufacturers Distributors Buying Groups Consumers Manufacturers Distributors TRADITIONAL FIREARMS SUPPLY CHAIN Retailers use large amounts of working capital to procure bulk orders of inventory, pre - ordered months in advance from buying groups PROCUREMENT PLATFORM Using direct system integrations and demand prediction to optimize product source for pricing, costs, and inventory turnover Retailers Consumers Inventory Sourcing: Retailers pool together, buying in bulk, to receive better pricing Sourcing Options: Buy and hold in GrabAGun warehouse Drop ship from manufacturer Drop ship from distributor Limited order flexibility Inventory available determined by buying group Orders made months in advance Additional middle men add to the cost of procurement Working capital intensive Higher product cost to consumer Buying terms arbitrage unlocked by direct integrations into manufacturers and distributors Enabled by the GrabAGun platform OUR DYNAMIC PROCUREMENT PLATFORM 15 Traditional Supply Chain Cost savings captured by GrabAGun and shared with consumers Strategic purchasing of inventory held vs. dropshipping based on price and demand prediction Near real - time inventory availability across suppliers and GrabAGun warehouse Dropship options for faster and cheaper delivery to customer Immediate access to new and broader set of products Optimizes inventory turnover and working capital

Organic 37% Email 32% Direct 17% BY SOURCE Other 14% ~881 MILLION 125K TRANSACTIONS 29.5% EMAIL OPEN RATE $454 EMAIL AOV $417 OVERALL AOV > 1.3 MILLION OUTBOUND EMAIL LIST ...AMPLIFIED BY COLOMBIER Marketing Blitz + 218% User Growth + 404% Unique Daily Session Growth MASSIVE UPSIDE POSSIBLE FROM UNTAPPED EXPOSURE TO BURGEONING NEW MEDIA UNIVERSE RESULT - REACH 2A CUSTOMERS DESPITE ‘WOKE’ BANS BY LEGACY MEDIA AND BIG TECH 16 1. As of 5/30/25 2. LTM as of 3/31/25 3. PublicSquare growth during window between announcement and close of public listing via business combination between Colombier I and PublicSquare, from 2/28/23 to 7/31/23. Source: PublicSquare Investor Presentation, September 2023 (2) (3) (2) (2) (2) EMAILS SENT (2) Other 13 % Direct 18 % Organic 32 % Email 37 % HIGH IMPACT CUSTOMER OUTREACH PROGRAMS... EFFECTIVE OUTBOUND EMAIL CAPABILITIES TRAFFIC BY SOURCE (2) (BASED ON SESSIONS) (1) LTM REVENUE (2)

Used Firearms Marketplaces With Colombier’s solutions for capital and customer acquisition, GrabAGun can be positioned to consolidate the 2A sector GrabAGun has an opportunity to unlock value for investors by capturing arbitrage caused by the various ‘woke’ restrictions and mandates ’S OPPORTUNITY AS 2A SECTOR CONSOLIDATOR 17 Distributors Firearm Accessories Marketplaces Web 1.0 Firearms Marketplaces Brick & Mortar Retailers Importers FFL Compliance FFL POS Opportunities with Strategic Fit A) Expand breadth of procurement channels B) Expand into similar offerings/marketplaces for cross - sell C) Vertically integrated value chain D) Expand into software layer of retailers E) Acquire Web 1.0 competitors with loyal customer base FFL ERP

CLBR Shareholders 68% TRANSACTION SUMMARY Of the over $170 million CLBR cash held in trust (subject to interest and redemptions), up to $120 million will be used to fund and accelerate future growth initiatives, pay transactions expenses, seek consolidation opportunities, and other general corporate purposes GrabAGun exisiting equityholders and management are rolling 2/3 of their equity into the transaction CLBR Sponsor common shares and all GrabAGun equityholders’ common shares received in the transaction also subject to lock - up restrictions Uses Sources $100 GrabAGun Rollover Equity $170 SPAC Cash in Trust $50 Distribution to GrabAGun Equityholders $100 GrabAGun Rollover Equity $108 Cash to Pro Forma Balance Sheet $12 Estimated Transaction Fee $270 Total Sources $270 Total Sources Total Enterprise Value 31.25M $10.00 $312.5 ($115) $197.5 18 1. Assumes none of Colombier Acquisition Corp. II’s holders exercise redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions 2. Pro forma share count assumes no redemptions and represents 10.0M seller rollover shares, 17.0M Colombier pubic stockholder shares, and 4.25M Colombier Sponsor shares. Pro Forma share count excludes (i) the effect of outstanding warrants to purchase CLBR common stock and (ii) any equity awards contemplated to be issued in connection with or following the completion of the transaction or any issued to GrabAGun consultants or contractors 3. Includes ~$7M of cash on balance sheet as of March 31, 2025 Transaction Overview (1)(2) Colombier will acquire GrabAGun for $150 million, with a 2:1 mix of stock and cash with CLBR shares valued at $10.00 per share Sources and Uses ($M) (1)(2) (1)(2) Pro Forma Valuation ($ in M, except per share data) Pro Forma Illustrative Ownership Breakdown (1)(2) GrabAGun Shareholder Rollover 32% Total shares outstanding Price per share Equity value Less: net cash (3)

APPENDIX 19

INDUSTRY LEADING BRANDS WORKS WITH: 20

Why Are FFLs Needed? History of Regulatory Compliance REGULATORY COMPLIANCE Firearm Purchase Process 1 Buyer purchases firearm, pays GrabAGun, and selects their local Federal Firearm License (“FFL”) holder 2 GrabAGun ships the firearm to the designated FFL in compliance with federal and state laws 3 Buyer goes to the FFL and completes all required paperwork, as well as a background check 4 Following the successful completion of the required paperwork, the FFL releases the firearm Non - firearm purchases such as accessories and ammunition can be sent directly to buyers FFLs facilitate firearm transfers and ensure background checks are completed All firearm purchases, including online, must be finalized through an FFL FFLs typically charge a flat fee for transfer services GrabAGun holds a Type 1 FFL and SOT license for retail firearm sales GrabAGun stays up - to - date with regulations, legislation, and case law Extensive experience working with the ATF, including software development support Over 1,000,000 direct ship transactions since eGunbook launch 21

22 FFL Validation Proprietary software validates FFL status and location, placing errors on hold for remediation Triple Check Compliance Outbound checks verify order barcodes and firearm serials, with the system issuing a “Pass” or “Fail” ATF Integration ATF - sourced FFL addresses are validated and cross - checked with shipping labels for accuracy eGunbook Integration Serial numbers confirm firearm disposal to the FFL, which ensures legal transfer compliance Order Data Validation Order and barcode are verified to ensure the correct firearm was marked disposed, and validates at checkout to confirm the shipper selected the correct FFL Shipping Integration The order number is sent via API to shipping software, transmitting tracking information to both the Company and the customer GrabAGun’s industry leading regulatory compliance system, eGunbook, reduces arduous filings and streamlines order fulfillment eGunbook makes it possible for key suppliers to offer drop - shipping options, in which products are shipped directly to FFLs or customers rather than being processed by GrabAGun, saving both time and shipping costs System automatically provides buyers with tracking information, reducing the strain on the customer service desk POST - SALE FULFILLMENT & REGULATORY COMPLIANCE COMPLIANCE PROCEDURES

Marc Nemati Chairman & Chief Executive Officer of GrabAGun Marc Nemati will become the President, Chief Executive Officer and Chairman of the Board of Pubco upon consummation of the Business Combination. He has been a member of GrabAGun since 2011 and has served as GrabAGun’s President since October 2023 and its Chief Executive Officer since September 2024 and previously was its Chief Information Officer. In these positions, Mr. Nemati guides GrabAGun, providing day - to - day operational leadership of the company’s product lines and eCommerce activities. As a software engineer by training, Mr. Nemati has pioneered ground - up software solutions for virtually every business process, enabling GrabAGun’s highly efficient scalability. GrabAGun has developed under Mr. Nemati industry - leading software for inventory management, operations management and regulatory compliance. Mr. Nemati spearheaded the development of the first federally government - approved, electronically stored background check process. Prior to joining GrabAGun, Mr. Nemati held senior software engineering positions at IBM, focused on developing software solutions for IBM’s global enterprise retail and consumer products clients, from 2008 to 2016. Mr. Nemati received both a B.S. degree in Computer Science and an M.S. degree in Security Engineering from Southern Methodist University. Mr. Nemati brings extensive knowledge of the firearms industry to GrabAGun and a deep background in technology, eCommerce and engineering, making him well - qualified as a member of the Board. 23 Justin Hilty Chief Financial Officer of GrabAGun Justin C. Hilty will become the Chief Financial Officer of Pubco upon the consummation of the Business Combination. He has served as GrabAGun’s Chief Financial Officer since 2010 and is a co - founder of the company. Mr. Hilty has managed GrabAGun’s financial, accounting and banking activities since inception. From 2007 to 2010, he served as a vice president at Comerica Bank, where he worked with the bank’s largest commercial customers to structure tax advantaged leases, and from 1994 to 2007, he worked in the commercial finance department of Citigroup, where he participated in underwriting commercial equipment financing. Mr. Hilty received a B.S. degree in Accounting from the University of Texas at Arlington. Matt Vittitow Chief Operating Officer of GrabAGun & Director Matthew Vittitow will become the Chief Operating Officer of Pubco upon consummation of the Business Combination. He has served as GrabAGun’s Chief Operating Officer since 2010 and is a co - founder of the company. Mr. Vittitow has been instrumental in fueling the growth and stability of GrabAGun by leveraging his background in technology and operations management to contribute to developing best - in - industry operating procedures and efficiencies. From 2001 to 2013, Mr. Vittitow served as a software implementation manager at Fidelity National Information Services, Inc., a financial services technology solutions provider. Mr. Vittitow received a B.S. degree in Business Computer Information Systems from the University of North Texas and an M.B.A. from the University of Oklahoma. Mr. Vittitow’s nearly 15 years of experience operating in the firearms eCommerce business environment makes him well - qualified as a member of the Board. LEADERSHIP TEAM

24 Mr. Masters’ deep background in technology growth companies as an entrepreneur and investor makes him well - qualified as a member of the Board. LEADERSHIP TEAM (CONT’D) Chris W. Cox Director Chris W. Cox, a director nominee of Pubco, has been the President of Capitol 6 Advisors LLC, a consulting firm that provides long - range strategic public policy and public affairs consulting, crisis management and brand positioning services, since July 2019 and the President of Caliber Contact, a company providing campaign services, since April 2023. Mr. Cox served various roles at the National Rifle Association of America (“NRA”), most recently as the Executive Director of the NRA’s Institute for Legislative Action from April 2002 to June 2019. Mr. Cox has appeared on a variety of national news programs, including Fox News Sunday, Tucker Carlson Tonight, Hannity, The Kelly File with Megyn Kelly and This Week with George Stephanopoulos. His articles have been published in The New York Times, the Washington Post, and other publications and he was a primetime speaker during the 2016 Republican National Convention. Mr. Cox is a graduate of Rhodes College in Memphis. Mr. Cox’s extensive experience leading the NRA and as a lobbyist and public relations consultant in the legislative field for gun rights and public affairs makes him well - qualified as a member of the Board. Andrew J. Keegan Director Andrew J. Keegan, director nominee of Pubco, has served since November 2024 as the Chief Financial Officer of Revelyst Inc., a designer and manufacturer of outdoor products. Until its acquisition by a private equity firm in January 2025, Revelyst was a New York Stock Exchange - listed company. Revelyst was spun off in November 2024 from Vista Outdoor Inc., where Mr. Keegan previously served in various roles from February 2015 to November 2024. Vista Outdoor was a New York Stock Exchange - listed company with a portfolio of multiple brands across the outdoor recreation and shooting sports industry. He served as the Chief Financial Officer of Vista Outdoor from November 2022 to November 2024. Mr. Keegan served as the Director of SEC Reporting at Alliant Techsystems Inc. (ATK), the predecessor of Vista Outdoor, from October 2012 to February 2015. Mr. Keegan began his career as an accountant at Deloitte in its audit department from 2006 to 2012, auditing both publicly traded and privately held companies. Mr. Keegan received his bachelor’s degree in accounting and management from St. John’s University. Mr. Keegan’s extensive experience in finance, accounting and treasury and knowledge of the outdoor recreation and shooting sports industry makes him well - qualified as a member of the Board. He also brings transactional expertise in mergers and acquisitions and capital markets. Blake Masters Director Blake Masters, a director nominee of Pubco, has been a director of PSQ Holdings, Inc. since July 2023. Mr. Masters is a successful entrepreneur and venture capital investor. Mr. Masters co - founded Judicata, Inc., a legal intelligence software company, in 2012 and served as its co - founder until 2014. From February 2018 to March 2022, Mr. Masters was the Chief Operating Officer of Thiel Capital, an investment firm that specializes in the technology sector. From July 2015 to March 2022, Mr. Masters also served as the President of the Thiel Foundation, a nonprofit that promotes science and innovation, and currently serves on the foundation’s board of directors. Mr. Masters was Arizona’s GOP nominee for the U.S. Senate in 2022. In 2014, Mr. Masters co - authored with Peter Thiel, the book “Zero to One: Notes on Startups, or How to Build the Future,” which quickly became a #1 New York Times bestseller in the U.S., selling more than 1.75 million copies globally. Mr. Masters received his J.D. from Stanford Law School and his B.S. degree in Political Science from Stanford University.

LEADERSHIP TEAM (CONT’D) 25 Kelly Reisdorf Director Kelly Reisdorf, director nominee of Pubco, has served as the Chief Executive Officer of USA Shooting Inc., the national governing body for Olympic shooting sports under the United States Olympic & Paralympic Committee (USOPC), since March 2024. In this capacity, she oversees all strategic, operational, and financial aspects of the organization, including elite athlete development programs, national team operations, revenue generation, stakeholder relations, and compliance with USOPC and international federation requirements. Ms. Reisdorf has served as the Chief Executive Officer of Atlas Advisory Group LLC, a strategic communications firm specializing in crisis support, special situations, shareholder activist scenarios, corporate governance, and restructuring/turnaround activities since December 2022 and is a founder of the firm. From April 2015 to December 2022, Ms. Reisdorf served various roles at Vista Outdoor Inc., which was a New York Stock Exchange - listed company with a portfolio of multiple brands across the outdoor recreation and shooting sports industry. She served as the Chief Communications Officer and General Manager of Vista Outdoor from April 2018 to December 2022, overseeing communications, government affairs, and investor relations functions. Ms. Reisdorf holds a Bachelor of Arts in Business Administration from Bethel University and a Master of Business Administration with a concentration in Accounting from Capella University. She is currently pursuing a Ph.D. in Public Policy at Liberty University, where her doctoral research focuses on Chinese Affairs and their implications for global policy. Ms. Reisdorf’s extensive experience operating in the outdoor recreation and shooting sports industry and knowledge of the broad range of products used in the industry makes her well - qualified as a member of the Board. Colion Noir Director Collins Iyare Idehen Jr., director nominee of Pubco, professionally known as Colion Noir, is an attorney, Second Amendment rights advocate, and influential media personality. Mr. Noir’s legal practice in Texas is focused on Second Amendment rights. Mr. Noir’s commentary on gun rights led to his collaboration with the National Rifle Association (“NRA”) in 2013. In May 2014, he hosted the web series “NOIR,” combining his legal expertise with his passion for firearms to engage a broad audience. Beyond his work with the NRA, Mr. Noir has established a significant digital presence. Through his YouTube channel, he provides insightful commentary on firearm - related topics, legal analyses, and discussions on constitutional rights. Mr. Noir’s contributions extend to traditional media as well. His media appearances include guest spots on platforms such as “The Joe Rogan Experience” and HBO’s “Real Time with Bill Maher,” where he discusses topics ranging from gun rights to broader social issues. Mr. Noir received his Bachelor of Arts in Political Science from the University of Houston, followed by a Juris Doctor from the Thurgood Marshall School of Law at Texas Southern University. Mr. Noir’s established voice in the discourse on gun rights and constitutional freedoms makes him well - qualified as a member of the Board.

LEADERSHIP TEAM (CONT’D) Donald J. Trump Jr. Director Donald J. Trump Jr., a director nominee of Pubco, has served as a Partner at 1789 Capital, an investment firm that provides financing to companies in the budding EIG economy, since November 2024. Mr. Trump has served as an Executive Vice President at The Trump Organization since September 2001, where he helps oversee the company’s extensive real estate portfolio, media and other business interests around the globe. Over the course of his career, Mr. Trump has played a critical role in many of the company’s most successful real estate development projects, including the Trump International Hotel & Tower in Chicago and Trump International Hotel in Washington D.C. Mr. Trump’s involvement in those projects was extensive, ranging from the initial deal evaluation stage, analysis and pre - development planning to construction, branding, marketing, operations, sales, and leasing. Mr. Trump has also spearheaded efforts to further expand the Trump brand globally and has overseen large segments of The Trump Organization’s commercial leasing business involving properties such as Trump Tower on Fifth Avenue and 40 Wall Street in downtown Manhattan. Since December 2024, Mr. Trump has served on the board of directors of PSQ Holdings, Inc. (NYSE: PSQH). Since March 2024, Mr. Trump has served on the board of directors of Trump Media & Technology Group Corp. (NASDAQ: DJT). In addition to his real estate interests, Mr. Trump is an accomplished and sought - after speaker. He has spoken extensively throughout the United States and around the world and maintains an influential social media presence. He was also featured as an advisor on the highly acclaimed NBC shows “The Apprentice” and the “The Celebrity Apprentice.” Mr. Trump received his bachelor’s degree in Finance and Real Estate from the Wharton School of Finance at the University of Pennsylvania. Mr. Trump’s extensive business experience makes him well - qualified to serve as a member of the Board. 26 Dusty Wunderlich Director Dusty Wunderlich, a director nominee of Pubco, has been a director of PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSq.”) since March 2024 and has served as its Chief Strategy Officer since June 2024. Prior to joining the board of PublicSq., he served as Chief Executive Officer and a director of Credova Holdings, Inc. (“Credova”), a provider of point - of - sale financing solutions, from September 2020 until its acquisition by PublicSq. in March 2024. Mr. Wunderlich was managing member of Red Rock Armory, LLC, an investment firm, from January 2021 until March 2024, and was managing member of ALMC, LLC, a consulting firm, from May 2017 to August 2020. Prior to that, Mr. Wunderlich served as Chief Executive Officer of Bristlecone, Inc . , a provider of point - of - sale financing solutions, from 2014 to 2017 , and as Principal of DCA Partners, a boutique investment banking and private equity firm, from 2011 to 2013 . Mr . Wunderlich received both a bachelor’s degree in finance and economics and an MBA from Missouri State University . Mr . Wunderlich’s extensive experience in financial technology, commercial lending and capital markets makes him well - qualified as a member of the Board .

$ 7.9 4.8 0.3 0.6 $ 13.5 0.4 0.0 0.3 0.0 $ 14.2 $ 8.7 0.2 1.1 2.3 $ 12.3 0.0 $ 12.3 1.9 $ 1.9 $ 14.2 $ 10.7 4.2 — 0.8 $ 15.8 0.5 0.0 0.5 0.0 $ 16.9 $ 10.8 0.2 0.9 2.6 $ 14.6 0.3 $ 14.8 2.0 $ 2.0 $ 16.9 SELECT HISTORICAL METRICS (1) GrabAGun is historically a passthrough entity in which income taxes are paid by the ownership (2) Other expenses related to tax - related items, GrabAGun has no outstanding debt or interest payments (3) Non - recurring costs consist of third - party accounting and consulting fees incurred in preparation for the Business Combination that are not otherwise deferred. Source: Company Provided Information 27 ($ in M) Cash & Cash Equivalents Inventory, net Deferred Transaction Costs Prepaid Exp. & Other Current Assets Total Current Assets Capitalized Software, net Property & Equipment, net Operating Lease Right - of - Use Asset Other Assets Total Assets Liabilities & Members’ Capital Current Liabilities: Accounts Payable Operating Lease Liabilities, current Accrued Expense & Other Current Liabilities Unearned Revenue Total Current Liabilities Operating Lease Liability, non - current Total Liabilities Members’ Capital: Members’ Capital Total Members’ Capital Total Liabilities & Members’ Capital Assets Current Assets: December 31, 2023 2024 2025 March 31, $ 7.4 6.3 1.0 0.4 $ 15.2 0.4 0.0 0.2 0.1 $ 15.9 $ 11.6 0.2 0.9 2.2 $ 14.9 — $ 14.9 1.0 $ 1.0 $ 15.9 Q uarter Ended March 31 , 2024 2025 Calendar Year Ended December 31 , 2022 2023 2024 (Unaudited) ($ in M) Revenue $23.3 $26.6 $93.1 $96.3 $84.1 (21.1) (24.5) (83.6) (86.2) (72.7) ( - ) Costs of Goods Sold Gross Profit % Gross Margin $2.3 9.7% $2.1 7.9% $9.5 10.2% $10.1 10.5% $11.5 12.9% $0.1 0.1 0.5 $0.8 0.1 — $4.3 0.3 0.1 $4.3 0.4 — $4.8 0.2 — Net Income (1) (+) Depreciation, Amortization, & Other (2) (+) Non - Recurring Costs (3) $0.6 $0.8 $4.7 $4.7 $5.0 Adj. EBITDA 2.7% 3.2% 5.0% 4.9% 6.1% % Adj EBITDA Margin